Property and Equipment, Net (Tables)	12 Months Ended
Apr. 30, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consist of the following:

	April 30, 2024	April 30, 2025
	JPY	JPY	USD
At cost:
Office equipment	3,559,257	3,994,348	28,005
Total	3,559,257	3,994,348	28,005
Accumulated depreciation	(2,239,373)	(3,066,490)	(21,500)
Property and equipment, net	1,319,884	927,858	6,505